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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

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                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) February 25, 1998


                       Washington Real Estate Investment Trust
                  (Exact Name of Registrant as Specified in Charter)


          Maryland                     1-6622                       53-0261100
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer Identification
     of Incorporation)                                                Number)


                 10400 Connecticut Ave., Kensington, Maryland 20895
                      (Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (301) 929-5900


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Item 5.   Other Events.

     On February 25, 1998, Washington Real Estate Investment Trust (the "Trust") completed the public sale of its $60,000,000 aggregate principal amount 6.898% MandatOry Par Put Remarketed Securities-SM- due February 25, 2018 ("MOPPRS-SM-") and $50,000,000 aggregate principal amount 7 1/4% Senior Notes due February 25, 2028 (the "Notes"). Attached hereto as exhibits are copies of the forms of the MOPPRS and the Notes and the Remarketing Agreement with respect to the MOPPRS.

Item 7.   Exhibits.

     4(a) Remarketing Agreement dated as of February 20, 1998 between the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated with respect to the MOPPRS

     4(b)     Form of MOPPRS

     4(c)     Form of Notes


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Washington Real Estate Investment Trust




                                   By:    /s/ Laura M. Franklin
                                          ------------------------------------
                                   Title: Vice President and Chief
                                          Accounting Officer

Date:  February 25, 1998